Exhibit (q)(2)

                                POWER OF ATTORNEY

     We, the undersigned Officers and Trustees of California Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, National Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio and Pennsylvania Limited Maturity Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                       Title                          Date


/s/ Thomas J. Fetter           President and Principal             July 1, 2003
---------------------------       Executing Officer
Thomas J. Fetter


/s/ William J. Austin, Jr.     Treasurer and Principal             July 1, 2003
---------------------------    Financial and Accounting
William J. Austin, Jr.                 Officer


/s/ Jessica M. Bibliowicz              Trustee                     July 1, 2003
---------------------------
Jessica M. Bibliowicz


/s/ James B. Hawkes                    Trustee                     July 1, 2003
---------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III               Trustee                     July 1, 2003
---------------------------
Samuel L. Hayes, III


/s/ William H. Park                    Trustee                     July 1, 2003
---------------------------
William H. Park


/s/ Ronald A. Pearlman                 Trustee                     July 1, 2003
---------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                   Trustee                     July 1, 2003
---------------------------
Norton H. Reamer


/s/ Lynn A. Stout                      Trustee                     July 1, 2003
---------------------------
Lynn A. Stout